UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21418

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

(Address of Principal Executive Offices)

Bradley Zucker

c/o Ancora Trust

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

 (Name and Address of Agent for Service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins Co., LPA

600 Superior Ave., E., Suite 2100

Cleveland, Ohio 44114

Registrant's telephone number, including area code: (216) 825-4000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ancorafunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

12/31/2020

 ANNUAL REPORT

INTRODUCTION

TABLE OF CONTENTS

INTRODUCTION INCLUDING SHAREHOLDER LETTER……….………....…..….1

ANCORA INCOME FUND……….……………………………………………………….……..5

ANCORA/THELEN SMALL-MID CAP FUND…………….……………………….…...10

ANCORA MICROCAP FUND…………….………….….……..……………………….…….16

ANCORA DIVIDEND VALUE EQUITY FUND………………………………………… 21

FINANCIAL REVIEW…..………………………………………...............................………..27

FUND EXPENSES………………………………..……………………………….….…....…….50

TRUSTEES & OFFICERS …………………………………..………….….…........................52

PRIVACY POLICY ……………………………………………………………………………….54

1-866-6-ANCORA

Please feel free to dial our toll-free number to speak directly to a knowledgeable representative who can answer any questions or assist you with any issues concerning your account.

www.ancorafunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ancora Funds. Investors should carefully consider before investing each Fund’s investment objective, risks and expenses. For a prospectus, which contains that information and more information about each Fund, please call 866-626-2672 or visit our website at www.ancorafunds.com. Please read it carefully before you invest or send money.

INTRODUCTION

Dear Shareholders:

Thank you for choosing the Ancora Family of Mutual Funds. We have built the Ancora Funds to capitalize on the evolving opportunities in the investment landscape. Our management style centers on building long-term results for the investors of our Funds. While no mutual fund can guarantee performance, the Ancora Funds promise that our investment decisions will be based upon dedicated research and thoughtful execution.

ANCORA INCOME FUND

In like a bear, out like a bull is how 2020 can be described. The past year was by far the most volatile year for the markets since the 2008 financial crisis. Significant uncertainty in the first quarter gave way to trillions of dollars in Federal stimulus and the most accommodative Federal Reserve on record. Interest rates plummeted to record lows and remained near historic low levels to close the year with the 10-year treasury note yielding 0.90% at year-end. The two-year note’s yield closed the year at 0.12%.

Just like the market as a whole, the Ancora Income Fund had a challenging first quarter falling 14.7%. The remaining nine months of the year saw a reversal of the first three months as investors fled to risk assets and higher yielding assets to generate income as treasury yields hit record lows. The Ancora Income Fund closed 2020 up 3.7%, trailing its benchmark, the Bloomberg Barclays Aggregate Index, which returned 7.5%. The underperformance was driven by the sell-off in risk assets in the first quarter of 2020 caused by the pandemic.

After the first quarter sell off, the Fund benefitted from strong performance by the credit markets as well as a modest allocation of 7.4% to high dividend-paying equities. Preferred stock, which makes up approximately 80% of the Fund, drove solid performance in the second half of the year as investors searched for yield in a low interest rate environment.  In terms of performance drivers, Braemar Hotels, Pennantpark Floating Rate Fund and Brookfield Properties were the biggest detractors for the Fund as hotel and real estate companies were hard hit by the pandemic.  Prudential Financial, New Residential Investment Corp and Pennantpark Investment preferred securities were the best performers during 2020 for the Fund.

The Federal Reserve left interest rates unchanged at its November and December meetings. The Federal Open Market Committee (FOMC) continues to expect short-term interest rates to remain at historically low levels for an extended period. The FOMC committed to continue its monthly bond purchases of $80 billion of Treasury securities and $40 billion of mortgage-backed securities. The Federal Reserve balance sheet increased modestly during the quarter to $7.4 trillion as a result of the continued bond purchases.

With the Federal Reserve maintaining its commitment to supporting the bond market and keeping short-term interest rates low for a prolonged period of time, we believe the search for yield by investors will continue. Along with the continued economic impact from the virus, inflation is becoming a concern as the multiple trillions of stimulus dollars continues to work its way through the economy. Although not our base case, should inflation spike substantially during 2021, it could have a negative impact on the Fund. We continue to see compelling value in preferred securities and certain high dividend-paying stocks as the quest for yield by investors continues. In addition, the steeper yield

INTRODUCTION

curve should help improve the underlying fundamentals of the bank-related preferred stocks held in the Fund.

ANCORA/THELEN SMALL-MID CAP FUND

Though all stocks advanced in 2020, for the first time since 2016, small cap stock returns were slightly ahead of large caps and finished 2020 with the strongest quarterly advance in fifty years. The Ancora/Thelen Small-Mid Cap Fund returned 12.1% for the year, while the Russell 2500 advanced a strong 20.0%. The underperformance was due to our value orientation in a market where value stocks underperformed by 3500 basis points, the second largest differential between value and growth ever recorded.

From a macro perspective, we had positive stock selection in six of the eleven major sectors with the largest relative contributors being materials, energy and financials. The strategy’s materials sector was up more than 40% during the year with broadly positive stock selection. The materials sector was led by Valvoline, which advanced more than 100%. We purchased the shares opportunistically when the stock declined due to the onset of the pandemic. The stock quickly recovered as miles being driven did not decline as much as previously expected.

Though energy was the weakest sector, down almost 39%, our holdings appreciated by more than 59%. We sold our energy holdings early in the year on the weak outlook and selectively added ChampionX Corporation. We took advantage of the weakness in the stock to buy this higher-quality holding, which advanced sharply in the fourth quarter along with the market. Finally, the strategy’s financial holdings slightly outperformed in a weak market for the sector where we also benefitted from being somewhat underweight. We have recently focused on adding to our financial holdings as the tremendous stimulus has shored up consumer’s balance sheets and is leading to higher interest rates, which should benefit the sector.

Negative sectors included technology and, to a lesser extent, communication services. These two sectors accounted for more than all of the underperformance. For the technology sector, results were hurt by being underweight a very strong sector and poor relative stock selection. This was the strongest sector and our underweight position hurt results, though relative stock selection was in-line. Technology was weighed down by government IT contractor, Leidos Holdings, which advanced only 9%. We continue to hold Leidos as fundamentals are still strong and the underperformance was due to being overweight a lower volatility holding which underperformed in a very strong sector.

Within communication services, also a negative sector, the two worst stocks were Meredith Corporation, a magazine publisher and operator of television stations, and iHeart Media, the operator of radio stations, networks and concert promoter. We sold both positions on weakening fundamentals caused by the pandemic.

We will continue to apply our time-tested process of finding stocks that fit into our defined categories; special situations, underfollowed stocks, and franchise companies when the stocks are temporarily cheap. We continue to find opportunities in all three categories, particularly in corporate spinoffs. This focused strategy has worked well in a variety of economic and market environments. We are extremely mindful of our responsibility to create value for our shareholders and are committed to working very hard to earn and retain your trust.

INTRODUCTION

ANCORA MICROCAP FUND

The economy looks to be improving with optimism over the announcements of multiple COVID-19 vaccines, further “stimulus” and the resolution of the presidential election. While we worry about the debt that we are accumulating at the Federal Government level, the stimulus package of further spending will be a shot in the arm for the economy in the short run. That said, we will have to deal with the debt at some point in the future.

It looks like cyclicals and value stocks have also come back to life. Value stocks outperformed growth stocks up and down the capitalization spectrum in the fourth quarter. The full year, however, was a different story. The COVID crisis appeared to favor growth-oriented companies that thrived in a stay-at-home economy, while more value-oriented companies in the financial, energy and consumer discretionary sectors lagged badly. However, since the bottom in March, micro cap stocks have posted leading returns, which is similar to other periods of recovery. For the calendar year 2020, the Ancora MicroCap Fund returned 4.6%, underperforming the Russell Microcap Index which posted a 21.0% return. The fund was more in line with the Russell Microcap Value Index which posted a 6.3% return.

Security selection was a large detractor to performance during the year. The companies that added most to our performance were: Lakeland Industries, up 152.3%, VOXX International, up 191.3%, and Aviat Networks, up 143.1%. Lakeland was a large beneficiary of the COVID crisis since they manufacture protective clothing. We trimmed all three during the year but still hold the stocks in the portfolio. The companies that detracted most from performance during the year were: Zagg, -48.6%, AmTech Systems, -10.9%, and Houston Wire, -36.7%. In December, Zagg agreed to a takeover at a disappointingly low price. Overall, that will turn out to be a disappointing investment. We continue to hold AmTech Systems and have recently added to Houston Wire.

Our philosophy remains unchanged: we are focused on building a portfolio of companies that we believe are trading at a significant discount to their true value. We screen for deeply undervalued stocks with great balance sheets, quality business models, potential catalysts and positive signals from insiders. We will execute our philosophy with patience and discipline. Regardless of broad market valuation, we believe an inefficiently followed segment like microcap stocks can always provide fertile ground for new ideas that can outperform the market.

ANCORA DIVIDEND VALUE EQUITY FUND

In a very memorable year in so many ways, Ancora’s Dividend Value Equity Fund returned a positive 9.0%, outpacing it benchmark the Russell 1000 Value index’s return of 2.8%.

At the onset of the pandemic, we made extra provisions to ensure that our companies had the ability to weather the stress of a significantly weaker sales and earnings environment. Our focus on cash flow and best-in-class free cash flow margins substantially reduced our risk to dividend cuts in the year. While we experienced two dividend cuts, one of the companies, Weyerhaeuser, has already reinstated its dividend as lumber prices accelerated this year in response to a strong housing market. Bank-holding companies were prohibited from increasing dividends or buying back shares for a larger part of 2020, but now, with restrictions recently lifted, have indicated that they intend to increase their dividends in 2021.

INTRODUCTION

A large portion of our outperformance was attributable to our stock selection propelled by our holdings in technology. Top performers were Apple, which led the pack returning 82% for the year, followed by Broadcom, Microsoft and Texas Instruments. This was further enhanced by our selections and underweight in financials, which lagged the market for a considerable part of the year until the fourth quarter when we saw the yield curve steepen and the market broaden out from the FAAMG stocks. Blackrock benefitted by the sharp turnaround in the market off of the March 23rd lows posting a 47% return for the year.

Areas where the portfolio lagged were in materials and our lower weight relative to the benchmark. Our holding in Air Products performed well, returning 35% for the year, but our sector weight was half that of the benchmark. Secondly, we had two positions in healthcare which lagged the market, namely Amgen and CVS Health. Lastly, our position in Verizon within the communications sector lagged the overall portfolio. While these names have underperformed, we believe that they are trading at attractive valuations and have several catalysts to unlock value.

As the vaccine rolls out, we feel that this is an inflection point to position ourselves to take advantage of the reopening of the economy augmented by fiscal and monetary stimulus. On the margin we have added some hospitality stocks and early cycle names to the portfolio while trimming some of our technology weights and consumer staples.

The yield on our concentrated portfolio of 34 names was 2.2% at the end of the year which is attractive relative to the US 10-year Treasury yield of 0.93%. We had 27 of our holdings increase their dividend with an average 8.8% raise.

We remain committed to our repeatable discipline of investing in quality companies which generate strong free cash flow, are good allocators of capital with seasoned management along that carry attractive valuations and the prospect for sustainable dividend growth.

Bradley Zucker           Kevin Gale                  Dan Thelen                 Michael Santelli

President, Treasurer    Portfolio Manager       Portfolio Manager      Portfolio Manager

& Secretary

Sonia Mintun

Portfolio Manager

ANCORA INCOME FUND

INVESTMENT OBJECTIVE:

THE ANCORA INCOME FUND SEEKS TO PROVIDE INVESTORS A HIGH LEVEL OF CURRENT INCOME WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Kevin Gale

James Bernard

Portfolio Manager, Ancora Advisors _________________________

NET ASSETS:

$20.1 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

 CLASS I – AAIIX

________________________

MINIMUM INITIAL INVESTMENT:

 CLASS I – $5,000

* As of December 31, 2020

TOP HOLDINGS: DECEMBER 31, 2020 (d)
NAME	% OF NET ASSETS
Global Net Lease, Inc., 6.875%, Series B, Cumulative Redeemable Perpetual Preferred Stock	3.16%
MVC Capital, Inc., 6.250%, Senior Notes, 11/30/2022	3.09%
AllianzGI Convertible & Income Fund II, 5.500%, Perp	2.94%
Highland Income Fund, 5.375%, Series A, Cumulative Preferred Shares	2.94%
Special Opportunities Fund, Inc. Convertible 3.500% 12/31/49	2.93%
Gabelli Global Utility & Income Trust, 7.000%	2.86%
Landmark Infrastructure Partners LP, 7.000% Perp	2.56%
Fidus Investment Corp., 6.000%, Notes 02/15/2024	2.52%
Oxford Square Capital Corp., 6.250%, Notes 2026	2.51%
Eagle Point Credit Co., Inc., 6.6875%, Notes 04/30/2028	2.49%

SECTOR DIVERSIFICATION: DECEMBER 31, 2020 (d)
NAME	% OF TOTAL INVESTMENTS
Traditional Preferred	45.08%
Bonds & Corporate Debt	26.99%
Investment Companies	12.33%
REIT Senior Securities	9.15%
Common Stocks	2.60%
Senior Securities	3.12%
Money Market Funds	0.74%

TOTAL RETURNS: DECEMBER 31, 2020 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS	SINCE INCEP (a)
ANCORA INCOME FUND - I.(b)	3.72%	4.37%	5.29%	5.30%	5.17%
BLOOMBERG BARCLAY’S AGG. BOND INDEX(c)	7.51%	5.33%	4.43%	3.84%	4.38%

a)

Inception data reflects the annualized return since 1/05/04.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

c)

The Bloomberg Barclay’s Aggregate Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA INCOME FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020

	Par Value/ Shares	Value
Bonds & Corporate Bond Trust Certificated - 26.88%

Government Bonds - 4.92%
United States Treasury, 0.625%, 05/15/2030	500,000	$ 488,828
United States Treasury, 0.500%, 05/31/2027	250,000	249,121
United States Treasury, 0.500%, 06/30/2027	250,000	248,955
		986,904
Trust Certificates - 21.96%
B. Riley Financial, Inc., Senior Notes, 6.375%, 02/28/2025	5,000	127,500
B. Riley Financial, Inc., Senior Notes, 7.375%, 05/31/2023	5,000	127,200
Eagle Point Credit Co., Inc., 6.6875%, 04/30/2028	20,000	499,600
Fidus Investment Corp., 6.000%, 02/15/2024	20,000	505,400
Great Ajax Corp., Convertible Senior Notes, 7.250%, 04/30/2024	12,000	292,920
Great Elm Capital Group, Inc., 6.500%, 09/18/2022	17,000	422,960
Monroe Capital Corp., 5.750%, 10/31/2023	10,300	259,560
MVC Capital, Inc., Senior Notes, 6.250%, 11/30/2022	24,500	619,850
Oxford Square Capital Corp., 6.250%, 04/30/2026	20,000	503,000
Scorpio Tankers, Inc. 7.000%, 06/30/2025	11,200	286,720
Special Opportunities Fund, Inc. Convertible 3.500% 12/31/2049	23,000	587,650
Stellus Capital Investment Corp., 5.750%, 09/15/2022	7,000	176,050
		4,408,410

TOTAL BONDS & CORPORATE BOND TRUST CERTIFICATES (Cost $5,254,311)		5,395,314

Investment Companies - 12.27%

Bond Shares of Beneficial Interest - 3.36%
Aberdeen Asia-Pacific Income Fund, Inc.	100,000	445,000
MFS Intermediate Income Trust	60,000	228,600
		673,600
Direct Trust Certificates - 1.11%
Affiliated Managers Group 5.875% 03/30/2059	8,000	222,000
		222,000
Senior Securities - 7.82%
Gabelli Global Utility and Income Trust 7.000%	11,000	574,748
Gabelli Utility Trust 5.375% 12/31/2049	15,562	403,678
AllianzGI Convertible & Income 5.500% Perp	22,500	590,625
		1,569,051

TOTAL INVESTMENT COMPANIES (Cost $2,183,363)		2,464,651

Traditional Preferred Securities - 44.9%
Affiliated Managers Group, Inc., 4.750%, Junior Subordinated Notes	5,000	131,850
AGNC Investment Corp., 6.875%, Preferred Series D	20,000	497,400
Annaly Capital Management, Inc., 6.950%, Series F, 09/30/2022	5,500	138,875
Aspen Insurance Holdings Ltd., 5.625%, Perpetual Non-Cumulative Preference Shares	8,000	212,720
Aspen Insurance Holdings Ltd., Depositary Shares, 5.625%, Perpetual Non-Cumulative Preference Shares	4,000	105,040

See accompanying notes which are an integral part of the financial statements.

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Par Value/ Shares	Value
Traditional Preferred Securities – (Continued)
Athene Holding Ltd., Depositary Shares, 5.625%, Fixed Rate Perpetual Non-Cumulative Preference Shares, Series B	7,000	$ 188,650
Bank of America Corp., Depositary shares, 5.000%, Non-Cumulative Preferred Stock, Series LL	6,500	177,320
Brookfield Infrastructure Partners LP, 5.125%, Class A Preferred Limited Partnership Units, Series 13	7,500	199,950
Citizens Financial Group, Inc., Depositary Shares, 5.000%, Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	12,000	320,760
Compass Diversified Holdings, 7.875%, Series C, Cumulative Preferred Shares	15,000	384,000
DTE Energy Co., Series G, 4.375%, Junior Subordinated Debentures	5,000	135,700
Energy Transfer Operating, LP, Series E, 7.600%, Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	12,500	281,875
Equitable Holdings, Inc., 5.250%, Depositary Shares	9,000	239,760
Ford Motor Co., 6.200%, Notes 06/01/2059	5,000	135,750
Fortress Trans & Infrastructure 8.000%, 12/15/2024	7,500	170,475
Fortress Trans & Infrastructure 8.250%, 09/15/2024	7,500	168,892
GasLog LP, 8.750%, Series A, Cumulative Redeemable Perpetual Preference Shares, 01/04/2021	12,500	295,000
Global Net Lease, Inc., 6.875%, Series B, Cumulative Redeemable Perpetual Preferred Stock	25,000	635,000
Highland Income Fund, 5.375%, Series A, Cumulative Preferred Shares	22,500	590,400
Legg Mason, Inc., 5.450%, Note 09/15/2056	1,212	31,039
MainStreet Bancshares, Inc., 7.500%, Depositary Shares	6,500	172,055
Morgan Stanley Depositary Shares, 4.875%, Non-Cumulative Preferred Stock, Series L	8,200	218,366
New Residential Investment Corp., 7.125%, Series B, Fixed-to-Floating Rate, Cumulative Redeemable Preferred Stock	15,000	352,350
Oaktree Capital Group, LLC, 6.550%, Series B, Preferred Units	11,000	305,360
Oxford Lane Capital Corp., 6.250%, Series 2027, Term Preferred Shares	20,000	460,000
PennantPark Investment C 5.500%	14,000	352,380
Priority Income Fund, Inc. Pfd Ser B 6.625%	14,500	355,521
Priority Income Fund, Inc., Pfd Ser E 6.375%	15,000	351,600
Regions Financial Corp., 5.700%, Perp	8,000	230,400
Signature Bank New York 5.000% 12/30/2025	5,000	128,250
The Southern Company, 4.950%, Pfd	6,500	178,100
TriState Capital Holdings 6.375%	11,000	289,300
Truist Financial Corp. 4.750%	8,000	221,360
W.R. Berkley Corp., 4.250%, Subordinated Debentures	5,000	131,400
Wesbanco, Inc. 6.750%	8,000	224,400

TOTAL TRADITIONAL PREFERRED SECURITIES (Cost $8,407,674)		9,011,298

Real Estate Investment Trusts (REITs) - 9.11%

Equity Real Estate Investment Trusts (REITs) - 1.76%
Iron Mountain, Inc.	12,000	353,760
		353,760

See accompanying notes which are an integral part of the financial statements.

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Par Value/ Shares	Value
Mortgage Real Estate Investment Trusts (REITs) - 0.76%
Annaly Capital Management, Inc.	18,000	$ 152,100
		152,100
REIT Senior Securities - 6.59%
Brookfield Property Partners LP 6.500%	15,500	362,855
Landmark Infrastructure Partners LP 7.000% Perp	20,000	514,600
UMH Properties, Inc. 6.375% Perp Pfd	18,000	445,500
		1,322,955

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,713,988)		1,828,815

Senior Securities - 1.73%
QVC, Inc. 6.250% Senior Secured	5,500	140,085
QVC, Inc. 6.375% Senior Secured	8,000	207,200
		347,285
Senior Securities (Convertible Preferred) - 1.37%
American Electric Power Company	5,500	275,550
		275,550

TOTAL SENIOR SECURITIES (Cost $606,366)		622,835

Common Stocks - 2.59%

Capital Markets - 0.49%
Golub Capital BDC, Inc.	7,000	98,980
		98,980
Insurance - 2.1%
Prudential Financial, Inc.	5,400	421,578
		421,578

COMMON STOCKS (Cost $434,219)		520,558

Money Market Funds - 0.73%
First American Funds Government Obligation Class Y 0.89% (a)	147,361	147,361

TOTAL MONEY MARKET FUNDS (Cost $147,361)		147,361

TOTAL INVESTMENTS (Cost $18,747,282) - 99.6%		19,990,832

Other Assets In Excess of Liabilities - 0.4%		80,325

TOTAL NET ASSETS - 100.00%		$ 20,071,157

(a) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2020.

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

 INVESTMENT OBJECTIVE:

THE ANCORA/THELEN SMALL-MID CAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Dan Thelen

Managing Director – Small-Mid Cap Equities, Ancora Advisors

_________________________

NET ASSETS:

$144.8 MILLION*

_________________________

INCEPTION DATE:

JANUARY 2, 2013

_________________________

TICKERS:

 CLASS I – AATIX

CLASS S - AATSX

________________________

MINIMUM INITIAL INVESTMENT:

 CLASS I – $5,000

CLASS S – $1,500,000

* As of  December 31, 2020

TOP HOLDINGS: DECEMBER 31, 2020 (d)
NAME	% OF NET ASSETS
MDU Resources Group, Inc.	3.62%
Voya Financial, Inc.	3.43%
Platform Specialty Products Corp.	3.27%
Wolverine World Wide, Inc.	2.52%
Liberty SiriusXM Series C	2.38%
Columbia Financial, Inc.	2.35%
APi Group Corp.	2.32%
DTE Energy Company	2.28%
Citi Trends, Inc.	2.28%
IAC/InterActiveCorp	2.05%

SECTOR DIVERSIFICATION: DECEMBER 31, 2020 (d)
NAME	% OF TOTAL INVESTMENTS
Consumer Discretionary	18.12%
Financials	12.30%
Industrials	11.37%
Information Technology	9.55%
Utilities	9.55%
Communication Services	9.26%
Materials	8.92%
Health Care	7.48%
Consumer Staples	6.40%
Real Estate	4.73%
Energy	1.38%
Money Market Funds	0.93%

TOTAL RETURNS: DECEMBER 31, 2020 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEP(a)
ANCORA/THELEN SMALL-MID CAP FUND – I (b)	12.13%	6.94%	11.16%	10.31%
ANCORA/THELEN SMALL-MID CAP FUND – S (b)	12.46%	7.20%	11.47%	7.84%
RUSSELL 2500 INDEX (c)	19.99%	11.33%	13.64%	13.20%

a)

Inception data reflects the total return since 01/02/13 for Class I, and Russell 2500 Index and 06/19/2015 for Class S.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Russell 2500 Index, an unmanaged index, consists of 2500 stocks chosen for market size, liquidity, and industry group representation. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this Index, your returns would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA /THELEN SMALL-MID CAP FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $1,000,000 made on January 2, 2013 (commencement of Fund operations) and held through December 31, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020

	Shares	Value
Common Stocks - 98.69%

Aerospace & Defense - 2.76%
Arconic, Inc. (a)	91,811	$ 2,735,968
Howmet Aerospace, Inc.	44,206	1,261,639
		3,997,607
Biotechnology - 0.6%
Emergent BioSolutions, Inc. (a)	9,760	874,496
		874,496
Building Products - 1.02%
Masco Corp.	26,857	1,475,255
		1,475,255
Capital Markets - 2.7%
Houlihan Lokey, Inc.	5,000	336,150
B. Riley Financial, Inc.	17,160	758,815
Raymond James Financial, Inc.	29,410	2,813,655
		3,908,620
Chemicals - 4.85%
Platform Specialty Products Corp.	266,939	4,732,828
Valvoline, Inc.	99,060	2,292,248
		7,025,077
Commercial Services & Supplies - 1.39%
IAA, Inc. (a)	28,460	1,849,331
Monitronics International, Inc. (a)	13,150	164,375
		2,013,706
Communication Equipment - 2.47%
CommScope Holding Company, Inc. (a)	45,510	609,834
IAC/InterActive Corp. (a)	15,660	2,965,221
		3,575,055
Construction & Engineering- 4.59%
APi Group Corp. (a) (c)	185,087	3,359,329
Arcosa, Inc.	51,716	2,840,760
Atlas Technical Consultants, Inc. Class A (a)	63,405	445,737
		6,645,826
Construction Materials - 2.14%
Eagle Materials, Inc.	22,940	2,324,969
Summit Materials, Inc.	38,430	771,674
		3,096,643
Consumer Finance - 1.11%
Ally Financial, Inc.	37,714	1,344,881
PROG Holdings, Inc.	4,980	268,273
		1,613,154
Diversified Consumer Services - 3.29%
Frontdoor, Inc. (a)	32,140	1,613,749
Terminix Global Holdings, Inc. (a)	55,220	2,816,772
WW International, Inc.	13,370	326,228
		4,756,750

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value
Diversified Financial Services - 4.37%
Cannae Holdings, Inc. (a)	30,891	$ 1,367,545
Voya Financial, Inc.	84,434	4,965,564
		6,333,108
Diversified Telecommunications - 1.17%
Iridium Communications, Inc. (a)	43,080	1,694,121
		1,694,121
Electronic Equipment - 1.19%
MasTec, Inc. (a)	25,210	1,718,818
		1,718,818
Electrical Equipment, Instruments, & Comp. - 1.96%
Kimball Electronics, Inc. (a)	16,885	269,991
SYNNEX Corp.	5,026	409,317
Vontier Corp. (a)	64,650	2,159,310
		2,838,619
Energy Equipment & Services- 1.38%
ChampionX Holding, Inc. (a)	130,300	1,993,590
		1,993,590
Entertainment. - 2.1%
Madison Square Garden Entertainment Corp. (a)	25,240	2,651,210
Madison Square Garden, Inc. Class A (a)	2,080	382,928
		3,034,138
Equity Real Estate Investment Trusts - 4.72%
Alpine Income Property Trust, Inc.	50,869	762,526
Cyrusone, Inc.	8,490	621,044
Gaming and Leisure Properties, Inc.	39,306	1,666,587
JBG SMITH Properties	17,350	542,535
Postal Realty Trust, Inc. Class A	51,030	861,386
PotlatchDeltic Corp.	47,643	2,383,103
		6,837,181
Food Products - 4.29%
Nomad Foods Ltd. (Virgin Islands) (a)	61,460	1,562,313
Post Holdings, Inc. (a)	17,350	1,752,524
TreeHouse Foods, Inc. (a)	47,532	2,019,635
Whole Earth Brands, Inc. (a)	80,000	872,000
		6,206,471
Gas Utilities - 2.12%
New Jersey Resources Corp.	19,790	703,535
UGI Corp.	67,811	2,370,673
		3,074,207
Health Care Equipment & Supplies - 0.7%
Utah Medical Products, Inc.	12,024	1,013,623
		1,013,623
Health Care Providers & Services - 4.77%
BioTelemetry, Inc. (a)	23,592	1,700,511
Corvel Corp. (a)	7,095	752,070
Henry Schein, Inc. (a)	21,309	1,424,720
The Pennant Group, Inc. (a)	35,682	2,071,697

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value
Health Care Providers & Services – (Continued)
The Providence Service Corp. (a)	6,941	$ 962,231
		6,911,229
Health Care Technology - 0.34%
Simulations Plus, Inc.	6,825	490,854
		490,854
Hotels, Restaurants, & Leisure - 4.62%
Churchill Downs, Inc.	8,740	1,702,465
Dine Brands Global, Inc.	8,316	482,328
J. Alexander's Holdings, Inc. C (a) (d)	95,077	693,111
The Wendy's Co.	20,890	457,909
Wyndham Destinations, Inc.	42,380	1,901,167
Wyndham Hotels & Resorts, Inc.	24,335	1,446,472
		6,683,452
Household Products - 2.09%
Energizer Holdings, Inc.	20,591	868,528
Spectrum Brands Holdings, Inc.	27,310	2,156,944
		3,025,472
IT Services - 7.13%
Alliance Data Systems Corp.	19,750	1,463,475
Black Knight, Inc. (a)	21,152	1,868,779
Concentrix Corp. (a)	20,736	2,046,643
Leidos Holdings, Inc.	24,786	2,605,504
Perspecta, Inc	38,436	925,539
Unisys Corp. (a)	71,390	1,404,955
		10,314,896
Independent Power and Renewable - 1.48%
Vistra Energy Corp.	109,330	2,149,428
		2,149,428
Internet & Catalog Retail - 1.73%
Qurate Retail, Inc.	227,668	2,497,518
		2,497,518
Leisure Products - 0.96%
Brunswick Corp.	18,200	1,387,568
		1,387,568
Life Sciences Tools & Services - 1.04%
Charles River Laboratories International, Inc. (a)	6,010	1,501,659
		1,501,659
Machinery - 1.14%
Pentair Plc. (Ireland)	15,171	805,428
SPX Corp. (a)	15,385	839,098
		1,644,526
Media - 3.91%
Liberty Braves Series C (a)	88,949	2,213,051
Liberty SiriusXM Series C (a)	79,127	3,442,816
		5,655,867

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value
Multi-Utilities- 5.91%
DTE Energy Co.	27,225	$ 3,305,387
MDU Resources Group, Inc.	199,140	5,245,348
		8,550,735
Professional Services - 0.53%
Nielsen Holdings Plc. (United Kingdom)	36,650	764,886
		764,886
Specialty Retail - 2.86%
Bed Bath & Beyond, Inc.	13,638	242,211
Citi Trends, Inc.	66,450	3,301,236
The Aaron's Company, Inc. (a)	31,830	603,497
		4,146,944
Textiles, Apparel & Luxury Goods - 4.6%
Kontoor Brands, Inc.	51,840	2,102,630
Tapestry, Inc.	28,920	898,834
Wolverine World Wide, Inc.	116,832	3,651,000
		6,652,464
Thrifts & Mortgage Finance - 4.07%
Columbia Financial, Inc. (a)	218,223	3,395,550
Kearny Financial Corp.	235,775	2,489,784
		5,885,334
Trading Companies & Distributors - 0.6%
Transcat, Inc. (a)	25,227	874,872
		874,872

TOTAL COMMON STOCKS (Cost $105,832,339)		142,863,766

Money Market Funds - 0.93%
First American Funds Government Obligation Class Y 0.89% (b)	1,340,990	1,340,990

TOTAL MONEY MARKET FUNDS (Cost $1,340,990)		1,340,990

TOTAL INVESTMENTS (Cost $107,173,329) - 99.61%		144,204,757

Other Assets In Excess of Liabilities - 0.39%		558,559

TOTAL NET ASSETS - 100.00%		$144,763,316

(a) Non-Income producing.

(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2020.

(c) ADR - American Depository Receipt

(d) Adviser owns more than 5% of the outstanding voting shares of the company and is considered an affiliated security.

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

INVESTMENT OBJECTIVE:

THE ANCORA MICROCAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Michael Santelli

Managing Director – Microcap Equities, Ancora Advisors

_________________________

NET ASSETS:

$10.6 MILLION*

_________________________

INCEPTION DATE:

SEPTEMBER 2, 2008

_________________________

TICKERS:

CLASS I – ANCIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS I – $5,000

* As of  December 31, 2020

TOP HOLDINGS: DECEMBER 31, 2020 (d)
NAME	% OF NET ASSETS
Adams Resources & Energy, Inc.	4.43%
Vaalco Energy, Inc.	3.65%
Orion Group Holdings Inc.	3.60%
First Internet Bancorp.	3.50%
Aviat Networks, Inc.	3.49%
Coffee Holding Company, Inc.	3.43%
Donnelley Financial Solutions, Inc.	2.89%
Amtech Systems, Inc.	2.87%
ZAGG, Inc.	2.80%
First American Funds Institutional Government Fund Class Y	2.64%

SECTOR DIVERSIFICATION: DECEMBER 31, 2020 (d)
NAME	% OF TOTAL INVESTMENTS
Financials	21.68%
Information Technology	19.54%
Industrials	17.93%
Consumer Discretionary	11.96%
Energy	10.85%
Consumer Staples	5.10%
Materials	4.11%
Health Care	3.71%
Money Market Funds	2.64%
Real Estate	2.48%

TOTAL RETURNS: DECEMBER 31, 2020 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS	SINCE INCEP(a)
ANCORA MICROCAP FUND - I(b)	4.59%	-3.38%	4.44%	6.03%	7.33%
RUSSELL MICROCAP INDEX(c)	20.96%	8.78%	11.89%	10.55%	9.23%

a)

Inception data reflects the annualized return since 09/02/08.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Russell Microcap Index measures the performance of the Microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000 Index based on a combination of their market cap and current index membership. If you were to purchase the securities that make up this index, your return would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA MICROCAP FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $10,000 made on September 2, 2008 (commencement of Fund operations) and held through December 31, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020

	Shares	Value
Common Stocks - 97.54%

Aerospace & Defense - 1.44%
CPI Aerostructures, Inc.	40,119	$ 153,696
		153,696
Banks - 7.07%
First Internet Bancorp (a)	12,948	372,126
Meridian Bank	5,789	120,411
Northrim BanCorp, Inc.	2,882	97,844
TriState Capital Holdings, Inc. (a)	9,325	162,255
		752,636
Capital Markets - 8.75%
180 Degree Capital Corp. (a)	117,585	261,039
Cowen, Inc. Class A	4,437	115,318
Diamond Hill Investment Group, Inc. Class A	804	120,013
Donnelley Financial Solutions, Inc.	18,108	307,293
Heritage Global, Inc. (a)	37,991	101,056
Newtek Business Services Corp.	1,366	26,897
		931,615
Chemicals - 1.68%
Landec Corp.	16,513	179,166
		179,166
Commercial Services & Supplies - 1.41%
Perma-Fix Environmental Services, Inc. (a)	25,226	150,599
		150,599
Communication Equipment- 3.95%
Aviat Networks, Inc. (a)	10,872	371,279
PCTEL, Inc.	7,549	49,597
		420,876
Construction & Engineering - 5.04%
Orion Group Holdings, Inc.	77,231	383,066
Sterling Construction Co., Inc. (a)	8,224	153,049
		536,114
Hotels, Restaurants & Leisure - 0.23%
Hall of Fame Resort & Entertainment Company (a)	19,530	24,022
Hall of Fame Resort & Entertainment Company Warrant (a)	19,530	-
		24,022
Distributors - 1.88%
VOXX International Corp. (a)	15,713	200,498
		200,498
Diversified Financial Services - 1.63%
TIPTREE, Inc.	34,622	173,802
		173,802
Electrical Equipment, Instruments & Comp - 4.29%
Richardson Electronics Ltd.	37,684	177,492
Key Tronic Corp.	28,805	198,755
Iteris, Inc. (a)	14,286	80,716
		456,962

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value
Energy Equipment & Services-1.56%
Dawson Geophysical Co. (a)	24,673	$ 52,307
Profire Energy, Inc.	194,677	165,962
		218,269
Equity Real Estate Investment Trusts - 2.48%
Postal Realty Trust, Inc.	15,645	264,088
		264,088
Food Products - 3.43%
Coffee Holding Company, Inc. (a) (c)	94,994	364,777
		364,777
Health Care Equipment & Supplies - 1.69%
Invacare Corp.	12,681	113,495
Lensar, Inc. (a)	3,084	22,359
Meridian Bioscience, Inc. (a)	2,335	43,641
		179,495
Health Care Providers & Services - 2.03%
Ontrak, Inc. (a)	1,585	97,937
Psychemedics Corp.	23,241	118,297
		216,234
Household Durables - 5.36%
Flexsteel Industries	7,804	272,906
ZAGG, Inc.	71,453	297,959
		570,865
IT Services - 1.91%
Computer Task Group, Inc. (a)	33,138	202,805
		202,805
Insurance - 1.41%
Crawford & Company Class A	3,778	27,919
United Insurance Holdings Corp.	21,347	122,105
		150,024
Internet Software & Services - 2.6%
Points International Ltd. (a)	7,776	111,586
Synacor, Inc.	121,478	165,210
		276,796
Machinery - 3.78%
FreightCar America, Inc. (a)	22,573	54,401
Graham Corp.	10,175	154,457
LB Foster Co. (a)	12,829	193,076
		401,934
Marine - 1.64%
Eagle Bulk Shipping, Inc. (a)	4,560	86,640
Genco Shipping & Trading Ltd.	11,945	87,915
		174,555
Metals & Mining -0.65%
Endeavour Silver Corp. (a)	36,482	183,869
Olympic Steel, Inc.	13,923	185,594
Universal Stainless & Alloy Products, Inc. (a)	9,275	69,377
		438,840

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value
Oil, Gas & Consumable Fuels - 8.82%
Adams Resources & Energy, Inc.	19,578	$ 471,830
Teekay Tankers Ltd. (a)	7,207	79,349
Vaalco Energy, Inc. (a)	219,307	388,173
		939,352
Professional Services - 2.59%
Acacia Research Corp. (a)	58,697	231,266
BG Staffing, Inc.	3,266	44,058
		275,325
Semiconductors & Semiconductor Equipment- 4.75%
Amtech Systems, Inc. (a)	47,861	305,353
AXT, Inc. (a)	20,947	200,463
		505,816
Software - 0.67%
Allot Communications Ltd. (a)	6,788	71,410
		71,410
Specialty Retail - 1.19%
GameStop Corp. (a)	2,685	50,585
Tandy Leather Factory, Inc. (a)	23,907	76,502
		127,088
Technology Hardware, Storage & Peripheral Total - 2.45%
INTEVAC, Inc.	36,209	261,067
		261,067
Textiles, Apparel, & Luxury Goods - 2.27%
Lakeland Industries, Inc. (a)	4,957	135,078
Movado Group, Inc. (a)	6,388	106,169
		241,247
Thrifts & Mortgage Finance - 2.85%
Federal Agricultural Mortgage Corp.	1,873	139,070
Trustco Bank Corp.	24,652	164,429
		303,499
Trading Companies & Distributors - 2.06%
Houston Wire & Cable Co. (a)	78,725	219,643
		219,643

TOTAL COMMON STOCKS (Cost $10,140,392)		10,383,113

Money Market Funds - 2.64%
First American Funds Government Obligation Class Y 0.89% (b)		281,443

TOTAL MONEY MARKET FUNDS (Cost $281,443)		281,443

TOTAL INVESTMENTS (Cost $10,421,835) - 100.18%		10,664,556

Liabilities In Excess of Other Assets - (0.18)%		(19,052)

TOTAL NET ASSETS - 100.00%		$10,645,504

(a) Non-Income producing.

(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2020.

(c) Adviser owns more than 5% of the outstanding voting shares of the company and is considered an affiliated security.

See accompanying notes which are an integral part of the financial statements.

ANCORA DIVIDEND VALUE EQUITY FUND

 INVESTMENT OBJECTIVE:

THE ANCORA DIVIDEND VALUE EQUITY FUND SEEKS TO PROVIDE GROWTH OF INCOME AND LONG-TERM CAPITAL APPRECIATION.

PORTFOLIO MANAGERS:

Sonia Mintun

David Sowerby

Tom Kennedy

Portfolio Manager, Ancora Advisors

_________________________

NET ASSETS:

$28.8 MILLION*

_________________________

INCEPTION DATE:

May 7, 2019

_________________________

TICKERS:

CLASS I – ADEIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS I – $5,000

* As of December 31, 2020

TOP HOLDINGS: DECEMBER 31, 2020 (d)
NAME	% OF NET ASSETS
Apple, Inc.	4.59%
Honeywell International, Inc.	4.49%
JP Morgan Chase & Co.	4.11%
Bank of America Corp.	4.04%
Microsoft Corp.	4.02%
Walt Disney Co.	3.99%
Johnson & Johnson	3.63%
Citizens Financial Group, Inc.	3.59%
Nestle S.A.	3.35%
The Home Depot, Inc.	3.35%

SECTOR DIVERSIFICATION: DECEMBER 31, 2020 (d)
NAME	% OF TOTAL INVESTMENTS
Financials	19.20%
Information Technology	17.43%
Health Care	17.17%
Consumer Discretionary	11.83%
Industrials	10.22%
Consumer Staples	7.27%
Communication Services	6.49%
Money Market Funds	3.04%
Materials	2.56%
Real Estate	2.49%
Energy	2.30%

TOTAL RETURNS: DECEMBER 31, 2020 (d)
	ONE YEAR	SINCE INCEP(a)
ANCORA DIVIDEND VALUE EQUITY - I(b)	8.95%	13.39%
RUSSELL 1000 VALUE INDEX(c)	2.80%	7.61%

a)

Inception data reflects the return since 05/07/2019.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Russell 1000 Value Index is designed to be a measure of the large and mid-sized capitalization companies in the United States equities market.  The index is a composite of roughly 1,000 securities issued by the largest companies in the U.S. in terms of market capitalization.  The Russell 1000 Value Index is a subset of the securities found in the Russell 1000.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA DIVIDEND VALUE EQUITY FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

Growth of a $1,000,000 Investment

Ancora Dividend Value Equity Fund - Class I
Russell 1000 Value
in $1,000's
1,300
1,200
1,100
1,000
900
800
700
Incep *
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20

* Inception: 5/7/2019

The chart above assumes an initial investment of $1,000,000 made on May 7, 2019 (commencement of Fund operations) and held through December 31, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA DIVIDEND VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020

	Shares	Value
Common Stocks - 97.1%

Aerospace & Defense - 3.11%
L3Harris Technologies, Inc.	4,750	$ 897,845
		897,845
Banks - 11.76%
Bank of America Corp.	38,460	1,165,723
Citizens Financial Group, Inc.	29,000	1,037,040
JP Morgan Chase & Co.	9,350	1,188,105
		3,390,867
Beverages - 2.15%
PepsiCo, Inc.	4,175	619,153
		619,153
Biotechnology - 3.05%
Amgen, Inc.	3,825	879,444
		879,444
Capital Markets - 4.64%
Houlihan Lokey, Inc.	8,625	579,859
BlackRock, Inc.	1,050	757,617
		1,337,476
Chemicals - 2.56%
Air Products and Chemicals, Inc.	2,705	739,060
		739,060
Communications Equipment - 1.77%
Cisco Systems, Inc.	11,425	511,269
		511,269
Consumer Finance - 2.84%
Discover Financial Services	9,035	817,939
		817,939
Diversified Telecommunication Services - 2.5%
Verizon Communications, Inc.	12,255	719,981
		719,981
Electrical Equipment - 2.62%
Eaton Corporation Plc. (Ireland)	6,300	756,882
		756,882
Entertainment - 4%
Disney Walt Co.	6,365	1,153,211
		1,153,211
Equity Real Estate Investment Trusts-2.5%
Weyerhaeuser Co.	21,485	720,392
		720,392
Food Products - 3.36%
Nestlé S.A.	8,225	968,905
		968,905
Health Care Equipment & Supplies-2.41%
Medtronic, Plc. (Ireland)	5,935	695,226
		695,226

See accompanying notes which are an integral part of the financial statements.

ANCORA DIVIDEND VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value
Health Care Providers & Services - 5.19%
CVS Health Corp.	12,685	$ 866,386
UnitedHealth Group Inc.	1,800	631,224
		1,497,610
Hotels, Restaurants & Leisure - 6.08%
Marriott International, Inc.	3,325	438,634
McDonalds Corp.	4,125	885,143
Wyndham Hotels & Resorts, Inc.	7,245	430,643
		1,754,419
Household Products - 1.77%
Procter & Gamble Co.	3,675	511,340
		511,340
IT Services - 2.51%
Accenture Plc. Class A (Ireland)	2,775	724,858
		724,858
Industrial Conglomerates - 4.5%
Honeywell International, Inc.	6,100	1,297,470
		1,297,470
Oil, Gas & Consumable Fuels - 2.3%
Chevron Corp.	7,850	662,933
		662,933
Pharmaceuticals - 6.54%
AbbVie, Inc.	7,840	840,056
Johnson & Johnson	6,655	1,047,364
		1,887,420
Semiconductors & Semiconductor Equipment - 4.54%
Broadcom, Inc.	1,625	711,506
Texas Instruments, Inc.	3,640	597,433
		1,308,939
Software - 4.03%
Microsoft Corp.	5,225	1,162,145
		1,162,145
Specialty Retail - 3.36%
The Home Depot, Inc.	3,645	968,185
		968,185
Technology Hardware, Storage & Peripheral - 4.6%
Apple, Inc.	10,000	1,326,900
		1,326,900
Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc.	4,900	693,203
		693,203

TOTAL COMMON STOCKS (Cost $22,426,007)		28,003,069

Money Market Funds - 3.05%
First American Funds Government Obligation Class Y 0.89% (b)	879,066	879,066

See accompanying notes which are an integral part of the financial statements.

ANCORA DIVIDEND VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS as of December 31, 2020 (CONTINUED)

	Shares	Value

TOTAL MONEY MARKET FUNDS (Cost $879,066)		$ 879,066

TOTAL INVESTMENTS (Cost $23,305,073) - 100.15%		28,882,134

Liabilities In Excess of Other Assets - (0.15)%		(44,158)

TOTAL NET ASSETS - 100.00%		$28,837,976

(a) ADR - American Depository Receipt

(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2020.

See accompanying notes which are an integral part of the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Ancora Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ancora Trust comprising Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Dividend Value Equity Fund (the “Funds”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund and Ancora MicroCap Fund and the related statement of operations or the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, including the related notes, and the financial highlights for each of the two periods in the period then ended for Ancora Dividend Value Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2021

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES – As of December 31, 2020

	Ancora Income Fund	Ancora/Thelen Small-Mid Cap Fund	Ancora MicroCap Fund	Ancora Dividend Value Equity Fund

Assets
Investments in securities:
At Cost	$18,747,282	$106,238,625	$10,021,314	$23,305,073
At Fair Value	$19,990,832	$143,511,646	$10,299,779	$28,882,134

Investments in Affiliated Securities:
At Cost	$ -	$ 934,704	$ 400,521	$ -
At Fair Value	$ -	$ 693,111	$ 364,777	$ -

Cash	-	-	500	-
Dividends and interest receivable	63,017	125,086	2,935	11,340
Receivable for investments sold	-	1,375,812	-	-
Shareholder subscription receivable	45,000	35,000	-	6,500
Prepaid expenses	13,589	21,841	13,154	13,182
Total assets	20,112,438	145,762,496	10,681,145	28,913,156

Liabilities
Payable for investments purchased	-	578,679	-	-
Shareholder redemptions payable	-	262,200	-	35,000
Payable to advisor	14,052	114,552	11,075	13,559
Administration fees payable	1,668	11,930	899	2,385
Shareholder servicing fees payable	167	775	90	238
Trustee fees payable	5,333	5,333	5,333	5,333
Accrued expenses	20,061	25,711	18,244	18,665
Total liabilities	41,281	999,180	35,641	75,180

Net Assets: (unlimited number of shares authorized, no par value)	$20,071,157	$144,763,316	$10,645,504	$28,837,976

Net Assets consist of:
Paid in capital	20,833,552	108,257,552	14,150,212	23,816,169
Distributable Earnings (Accumulated Deficit)	(762,395)	36,505,764	(3,504,708)	5,021,807

Net Assets	$20,071,157	$144,763,316	$10,645,504	$28,837,976

Class I:

Net assets applicable to Class I shares	$20,071,157	$ 94,482,682	$10,645,504	$28,837,976

Shares outstanding (unlimited number of shares authorized, no par value)	2,592,951	5,372,626	974,033	2,395,779

Net asset value, offering price, and redemption price per share	$ 7.74	$ 17.59	$ 10.93	$ 12.04

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ 7.59	$ 17.24	$ 10.71	$ 11.80

Class S:

Net assets applicable to Class S shares	$ -	$ 50,280,634	$ -	$ -

Shares outstanding (unlimited number of shares authorized, no par value)	-	2,797,601	-	-

Net asset value, offering price, and redemption price per share	$ -	$ 17.97	$ -	$ -

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ -	$ 17.61	$ -	$ -

(a) The Funds will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF OPERATIONS – For the year ended December 31, 2020

	Ancora Income Fund	Ancora/Thelen Small-Mid Cap Fund	Ancora MicroCap Fund	Ancora Dividend Value Equity Fund

Investment Income
Dividend income (a)	$ 1,095,878	$ 2,036,393	$ 126,538	$ 570,204
Total Income	1,095,878	2,036,393	126,538	570,204

Expenses
Investment advisor fee	211,156	1,185,411	119,173	172,849
Shareholder servicing account expenses
Class I	2,349	7,874	1,192	2,305
Fund accounting expenses	27,552	54,866	22,625	25,968
Transfer agent expenses	9,300	9,301	9,300	9,337
Legal expenses	17,473	15,464	12,236	11,953
Administration expenses	23,492	118,541	11,917	23,047
Insurance expenses	9,587	9,588	9,587	9,564
Custodian expenses	12,169	15,425	8,215	3,710
Auditing expenses	16,100	17,100	15,100	15,100
Printing expenses	4,143	2,257	1,161	721
Trustees expenses	15,451	15,431	15,460	15,460
Miscellaneous expenses	4,330	4,473	3,370	5,780
Registration expenses	8,570	38,451	5,322	11,200
Total Expenses	361,672	1,494,182	234,658	306,994
Waived Fees	(60,509)	(100,935)	(43,981)	(76,529)
Net Expenses	301,163	1,393,247	190,677	230,465

Net Investment Income (Loss)	794,715	643,146	(64,139)	339,739

Net Realized & Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investment securities	(1,990,480)	1,827,979	(2,944,521)	(632,149)
Net change in unrealized appreciation on unaffiliated investment securities	365,158	12,021,990	2,165,483	3,550,019
Net change in unrealized appreciation on affiliated investment securities	-	(215,825)	(66,015)	-
Net realized and unrealized gain (loss) on investment securities	(1,625,322)	13,634,144	(845,053)	2,917,870
Net increase (decrease) in net assets resulting from operations	$ (830,607)	$ 14,277,290	$ (909,192)	$ 3,257,609

(a) Net of foreign taxes withheld $0, $0, $0, and $3,399, respectively

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Income Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in Net Assets from Operations
Net investment income	$ 794,715	$ 1,204,344
Net realized gain (loss) on unaffiliated investment securities	(1,990,480)	551,649
Capital gain distributions from investment companies	-	159
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	365,158	2,089,302
Net increase (decrease) in net assets resulting from operations	(830,607)	3,845,454

Distributions
From distribution to shareholders - Class I	(794,715)	(1,396,185)
From return of capital - Class I	(603,878)	(541,444)
Total distributions	(1,398,593)	(1,937,629)

Capital Share Transactions - Class I
Proceeds from sale of shares	9,501,438	9,752,067
Shares issued in reinvestment of dividends	1,119,410	1,431,823
Redemption fees	2,358	477
Shares redeemed	(24,438,479)	(5,064,882)
	(13,815,273)	6,119,485
Net increase (decrease) in net assets resulting
from capital share transactions	(13,815,273)	6,119,485

Total increase (decrease) in net assets	(16,044,473)	8,027,310

Net Assets
Beginning of year	$ 36,115,630	$ 28,088,320
End of year	$ 20,071,157	$ 36,115,630

Capital Share Transactions - I Shares
Shares sold	1,277,160	1,242,384
Shares issued in reinvestment of distributions	151,739	182,688
Shares repurchased	(3,394,902)	(650,655)
Net increase (decrease) from capital share transactions	(1,966,003)	774,417

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase in Net Assets from Operations
Net investment income	$ 643,146	$ 125,325
Net realized gain on unaffiliated investment securities	1,827,979	271,198
Net realized gain on affiliated investment securities	-	329,841
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	12,021,990	26,636,701
Change in net unrealized appreciation (depreciation) on affiliated investment securities	(215,825)	318,360
Net increase in net assets resulting from operations	14,277,290	27,681,425

Distributions
From distribution to shareholders - Class I	(259,529)	(47,118)
From distribution to shareholders - Class S	(252,763)	(123,812)
Total distributions	(512,292)	(170,930)

Capital Share Transactions - Class I
Proceeds from sale of shares	9,895,702	9,888,751
Shares issued in reinvestment of dividends	251,791	45,544
Redemption fees	186	2,166
Shares redeemed	(19,064,107)	(15,110,070)
	(8,916,428)	(5,173,609)
Capital Share Transactions - Class S
Proceeds from sale of shares	3,418,579	14,644,001
Shares issued in reinvestment of dividends	249,191	122,012
Shares redeemed	(2,894,751)	(5,535,586)
	773,019	9,230,427
Net increase (decrease) in net assets resulting
from capital share transactions	(8,143,409)	4,056,818

Total increase in net assets	5,621,589	31,567,313

Net Assets
Beginning of year	$ 139,141,727	$ 107,574,414
End of year	$ 144,763,316	$ 139,141,727

Capital Share Transactions - I Shares
Shares sold	717,563	687,202
Shares issued in reinvestment of distributions	14,380	2,886
Shares repurchased	(1,434,903)	(1,045,387)
Net decrease from capital share transactions	(702,960)	(355,299)

Capital Share Transactions - S Shares
Shares sold	251,748	1,008,169
Shares issued in reinvestment of distributions	13,921	7,569
Shares repurchased	(182,263)	(367,262)
Net increase from capital share transactions	83,406	648,476

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora MicroCap Fund

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (decrease) in Net Assets from Operations
Net investment loss	$ (64,139)	$ (157,681)
Net realized loss on unaffiliated investment securities	(2,944,521)	(828,038)
Net realized gain on affiliated investment securities	-	25,130
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	2,165,483	2,776,585
Change in net unrealized appreciation (depreciation) on affiliated investment securities	(66,015)	105,034
Net increase (decrease) in net assets resulting from operations	(909,192)	1,921,030

Distributions
From distributions to shareholders - Class I	-	(280,755)
Total distributions	-	(280,755)

Capital Share Transactions - Class I
Proceeds from sale of shares	885,453	3,851,523
Shares issued in reinvestment of dividends	-	274,248
Redemption fees	-	881
Shares redeemed	(7,890,899)	(5,370,950)
	(7,005,446)	(1,244,298)
Net decrease in net assets resulting
from capital share transactions	(7,005,446)	(1,244,298)

Total increase (decrease) in net assets	(7,914,638)	395,977

Net Assets
Beginning of year	$ 18,560,142	$ 18,164,165
End of year	$ 10,645,504	$ 18,560,142

Capital Share Transactions - I Shares
Shares sold	104,908	372,726
Shares issued in reinvestment of distributions	-	26,219
Shares repurchased	(907,485)	(523,999)
Net decrease from capital share transactions	(802,577)	(125,054)

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Dividend Value Equity Fund

	Year Ended	Period Ended (a)
	December 31, 2020	December 31, 2019
Increase in Net Assets from Operations
Net investment income	$ 339,739	$ 179,250
Net realized gain (loss) on unaffiliated investment securities	(632,149)	60,958
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	3,550,019	2,027,042
Net increase in net assets resulting from operations	3,257,609	2,267,250

Distributions
From distribution to shareholders - Class I	(340,229)	(162,823)
Total distributions	(340,229)	(162,823)

Capital Share Transactions - Class I
Proceeds from sale of shares	7,854,601	20,167,349
Shares issued in reinvestment of dividends	337,657	161,613
Redemption fees	941	2,895
Shares redeemed	(3,113,561)	(1,595,326)
	5,079,638	18,736,531
Net increase in net assets resulting
from capital share transactions	5,079,638	18,736,531

Total increase in net assets	7,997,018	20,840,958

Net Assets
Beginning of year/period	$ 20,840,958	$ -
End of year/period	$ 28,837,976	$ 20,840,958

Capital Share Transactions - I Shares
Shares sold	810,490	1,992,012
Shares issued in reinvestment of distributions	32,465	14,391
Shares repurchased	(306,700)	(146,879)
Net increase from capital share transactions	536,255	1,859,524

(a) For period May 7, 2019 (commencement of operations) through December 31, 2019.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Selected Per Share Data
Net asset value, beginning of year	$ 7.92	$ 7.42	$ 8.19	$ 8.13	$ 8.15

Income from investment operations
Net investment income (a)	0.25	0.30	0.30	0.31	0.33
Net realized and unrealized gain (loss)	0.01 (f)	0.68	(0.57)	0.26	0.17
Total from investment operations	0.26	0.98	(0.27)	0.57	0.50

Less Distributions to shareholders:
From net investment income	(0.23)	(0.35)	(0.32)	(0.32)	(0.31)
From net realized gain	-	-	-	(0.07)	(0.04)
From return of capital	(0.21)	(0.13)	(0.18)	(0.12)	(0.17)
Total distributions	(0.44)	(0.48)	(0.50)	(0.51)	(0.52)

Paid in capital from redemption fees	- (e)	- (e)	- (e)	- (e)	- (e)

Net asset value, end of year	$ 7.74	$ 7.92	$ 7.42	$ 8.19	$ 8.13

Total Return (b)	3.72%	13.46%	(3.40)%	7.14%	6.21%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 20,071	$ 36,116	$ 28,088	$ 33,166	$ 19,880
Ratio of expenses to average net assets (c)	1.29%	1.28%	1.29%	1.28%	1.28%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.54%	1.53%	1.49%	1.41%	1.43%
Ratio of net investment income (loss) to
average net assets (c) (d)	3.39%	3.82%	3.78%	3.76%	4.04%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.13%	3.57%	3.57%	3.63%	3.90%
Portfolio turnover rate	84.20%	103.17%	56.98%	54.84%	76.34%

(a) Net investment income per share is based on average shares outstanding.

(b)  Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Amount is less than $0.005.

(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Selected Per Share Data
Net asset value, beginning of year	$ 15.73	$ 12.60	$ 15.55	$ 14.04	$ 12.06

Income from investment operations
Net investment income (a)	0.06 (e)	0.00 (e)	0.00 (e)	0.07	0.00 (e)
Net realized and unrealized gain (loss)	1.85	3.14	(1.99)	2.61	2.00
Total from investment operations	1.91	3.14	(1.99)	2.68	2.00

Less Distributions to shareholders:
From net investment income	(0.05)	(0.01)	(0.03)	(0.05)	(0.02)
From net realized gain	-	-	(0.93)	(1.12)	-
From return of capital	-	-	-	-	-
Total distributions	(0.05)	(0.01)	(0.96)	(1.17)	(0.02)

Paid in capital from redemption fees	- (e)	- (e)	- (e)	- (e)	- (e)

Net asset value, end of year	$ 17.59	$ 15.73	$ 12.60	$ 15.55	$ 14.04

Total Return (b)	12.13%	24.90%	(12.69)%	19.05%	16.58%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 94,483	$ 95,539	$ 81,001	$ 84,308	$ 61,691
Ratio of expenses to average net assets (c)	1.26%	1.27%	1.27%	1.32%	1.32%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.26%	1.27%	1.27%	1.32%	1.32%
Ratio of net investment income (loss) to
average net assets (c) (d)	0.44%	0.03%	(0.01)%	0.46%	0.03%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.44%	0.03%	(0.01)%	0.46%	0.03%
Portfolio turnover rate	77.21%	92.93%	51.97%	60.96%	80.25%

(a) Net investment income per share is based on average shares outstanding.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Amount is less than $0.005.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora MicroCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Selected Per Share Data
Net asset value, beginning of year	$ 10.45	$ 9.55	$ 14.09	$ 12.87	$ 11.20

Income from investment operations
Net investment income (loss) (a)	(0.05)	(0.09)	(0.09)	(0.14)	0.03
Net realized and unrealized gain (loss)	0.53	1.15	(3.10)	2.46	1.85
Total from investment operations	0.48	1.06	(3.19)	2.32	1.88

Less Distributions to shareholders:
From net investment income	-	-	-	- (c)	(0.03)
From net realized gain	-	(0.16)	(1.35)	(1.10)	(0.18)
Total distributions	-	(0.16)	(1.35)	(1.10)	(0.21)

Paid in capital from redemption fees	-	- (c)	- (c)	- (c)	- (c)

Net asset value, end of year	$ 10.93	$ 10.45	$ 9.55	$ 14.09	$ 12.87

Total Return (b)	4.59%	11.09%	(22.37)%	18.00%	16.73%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 10,646	$ 18,560	$ 18,164	$ 22,023	$ 16,195
Ratio of expenses to average net assets	1.60%	1.60%	1.55%	1.60%	1.60%
Ratio of expenses to average net assets
before waiver & reimbursement	1.97%	1.72%	1.55%	1.60%	1.65%
Ratio of net investment income (loss) to
average net assets	(0.54)%	(0.82)%	(0.66)%	(0.98)%	0.28%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.91)%	(0.94)%	(0.66)%	(0.98)%	0.22%
Portfolio turnover rate	19.95%	25.56%	31.20%	35.15% (d)	13.60%

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Amount is less than $0.005.

(d) Excludes the impact of in-kind transactions.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year/period

Ancora Dividend Value Equity Fund
	Year Ended	Period Ended
CLASS I SHARES	12/31/2020	12/31/2019 (g)
Selected Per Share Data
Net asset value, beginning of year/period	$ 11.21	$ 10.00

Income from investment operations
Net investment income (a)	0.15	0.11
Net realized and unrealized gain	0.83	1.19
Total from investment operations	0.98	1.30

Less Distributions to shareholders:
From net investment income	(0.14)	(0.09)
From net realized gain	(0.01)	-
From return of capital	-	-
Total distributions	(0.15)	(0.09)

Paid in capital from redemption fees	- (h)	- (h)

Net asset value, end of year/period	$ 12.04	$ 11.21

Total Return (b)	8.95%	12.98% (f)

Ratios and Supplemental Data
Net assets, end of year/period (000)	$ 28,838	$ 20,841
Ratio of expenses to average net assets (c)	1.00%	1.00% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.33%	1.40% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	1.47%	1.56% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	1.14%	1.16% (e)
Portfolio turnover rate	9.50%	12.54% (f)

(a) Net investment income per share is based on average shares outstanding.

(b)  Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized

(f) Not Annualized

(g) For period May 7, 2019 (commencement of operations) through December 31, 2019.

(h) Amount is less than $0.005.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS S SHARES	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Selected Per Share Data
Net asset value, beginning of year	$ 16.06	$ 12.86	$ 15.85	$ 14.29	$ 12.23

Income from investment operations
Net investment income (a)	0.11	0.04	0.05	0.12	0.05
Net realized and unrealized gain (loss)	1.89	3.21	(2.06)	2.66	2.03
Total from investment operations	2.00	3.25	(2.01)	2.78	2.08

Less Distributions to shareholders:
From net investment income	(0.09)	(0.05)	(0.05)	(0.10)	(0.02)
From net realized gain	-	-	(0.93)	(1.12)	-
From return of capital	-	-	-	-	-
Total distributions	(0.09)	(0.05)	(0.98)	(1.22)	(0.02)

Net asset value, end of year	$ 17.97	$ 16.06	$ 12.86	$ 15.85	$ 14.29

Total Return (b)	12.46%	25.24%	(12.53)%	19.45%	16.97%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 50,281	$ 43,603	$ 26,573	$ 8,846	$ 7,267
Ratio of expenses to average net assets (c)	1.00%	1.00%	1.00%	1.00%	0.99%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.25%	1.25%	1.27%	1.31%	1.31%
Ratio of net investment income (loss) to
average net assets (c) (d)	0.75%	0.29%	0.36%	0.79%	0.34%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.49%	0.04%	0.09%	0.48%	0.01%
Portfolio turnover rate	77.21%	92.93%	51.97%	60.96%	80.25%

(a) Net investment income per share is based on average shares outstanding.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements

December 31, 2020

NOTE 1. ORGANIZATION

Ancora Income Fund (the “Income Fund”), Ancora/Thelen Small-Mid Cap Fund (the “Small-Mid Cap Fund”), Ancora MicroCap Fund (the “MicroCap Fund”), and Ancora Dividend Value Equity Fund (the “Dividend Value Equity Fund”), (each, a “Fund” and collectively, the “Funds”) are each a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series. The Income Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation. The Small-Mid Cap Fund’s investment objective is to obtain capital appreciation in the value of its shares. The MicroCap Fund’s investment objective is to obtain capital appreciation in the value of its shares. The Dividend Value Equity Fund’s investment objective is to provide growth of income and long-term capital appreciation. Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a “diversified” company as defined in the 1940 Act.  The Board of Trustees (the “Board”) of the Trust has authorized that shares of the Funds may be offered in two classes: Class I and Class S. Class S shares are currently offered in the Small-Mid Cap Fund only. Class I and Class S shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class. Class S and Class I shares are offered continuously at net asset value (“NAV”). Class I shares are subject to shareholder service fees. Class I and Class S shares are subject to a contractual limit on total operating expenses. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. The investment advisor of the Funds is Ancora Advisors LLC (the “Advisor”).

One May 19, 2020, the Board approved a Plan of Liquidation and Termination of the Ancora Special Opportunity Fund, pursuant to which the Fund liquidated and dissolved on May 29, 2020.

The Funds will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 90 days.  For the year ended December 31, 2020, the Income Fund – Class I collected $2,358 in redemption fees.  For the year ended December 31, 2020, the Small-Mid Cap Fund – Class I collected $186 in redemption fees.  For the year ended December 31, 2020, the Microcap Fund – Class I did not collect any redemption fees. For the year ended December 31, 2020, the Small-Mid Cap Fund Class S did not collect any redemption fees. For the year ended December 31, 2020, the Dividend Value Equity Fund Class I collected $941 in redemption fees.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year.  Actual results could differ from those estimates.

Federal Income Taxes - The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed. Funds identify their major tax jurisdiction as U.S. Federal; however the Funds’ are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended December 31, 2020, the Funds’ did not have a liability for any unrecognized tax benefits. The Funds’ recognize interest and penalty, if any, related to recognized tax benefits or income tax expense on the Statements of Operations. During the year ended December 31, 2020, the Funds’ did not incur any interest or penalties.

Distributions To Shareholders – The Income Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis.  The MicroCap Fund, Small-Mid Cap Fund, and Dividend Value Equity Fund intend to distribute substantially all of their net investment income, if any, as dividends to their shareholders on at least an annual basis.  Distributions to shareholders are recorded on the ex-dividend date.  All the Funds intend to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least once a year.  The treatment

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing and recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, the results of operations, or net asset value per share of a fund. The permanent reclassifications were mainly due to return of capital distributions, net operating losses and distribution re-designations.

At December 31, 2020 the following reclassifications were made:

	Total Distributable Earnings (Deficit)	Paid in Capital
Income Fund	$ (77,016)	$ 77,016
Small-Mid Cap Fund	$ -	$ -
MicroCap Fund	$ 64,139	$ (64,139)
Dividend Value Equity Fund	$ -	$ -

Other - The Funds follow industry practice and record security transactions based on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

The Funds may hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

NOTE 3. SECURITIES VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund. The money market funds will be categorized as Level 1 within the fair value hierarchy.

Equity securities (common stocks including real estate investment trust senior securities, traditional preferred securities, investment companies, and corporate bond trust certificates) - are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

accordance with guidelines adopted by and subject to review of the Board of Trustees. Manually priced securities held by the Funds (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair value of such securities. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2020:

Income Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Bonds & Corporate Bond Trust Certs.	$ 4,408,410	$ 986,904	$ -	$ 5,395,314
Investment Companies	2,464,651	-	-	2,464,651
Traditional Preferred Securities	9,011,298	-	-	9,011,298
Real Estate Investment Trusts (REITs)	1,828,815	-	-	1,828,815
Senior Securities	622,835	-	-	622,835
Common Stocks	520,558	-	-	520,558
Money Market Funds	147,361	-	-	147,361
Total	$ 19,003,928	$ 986,904	$ -	$ 19,990,832

Small-Mid Cap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 142,863,766	$ -	$ -	$142,863,766
Money Market Funds	1,340,990	-	-	1,340,990
Total	$ 144,204,757	$ -	$ -	$144,204,757

MicroCap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,383,113	$ -	$ -	$ 10,383,113
Money Market Funds	281,443	-	-	281,443
Total	$ 10,664,556	$ -	$ -	$ 10,664,556

Dividend Value Equity Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 28,003,069	$ -	$ -	$ 28,003,069
Money Market Funds	879,066	-	-	879,066
Total	$ 28,882,134	$ -	$ -	$ 28,882,134

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

* The Funds did not hold any Level 3 assets during the year ended December 31, 2020. For more detail on the investments in securities please refer to the Schedules of Investments. The Funds did not hold any derivative investments at any time during the year ended December 31, 2020.

The following table sets forth a summary of the changes in the fair value of each Fund’s investments in affiliated issuers for the year ended December 31, 2020:

Small-Mid Cap Fund

J. Alexander’s Holdings, Inc.
Balance Beginning at December 31, 2019	$ 908,936
Net Realized Gain on Sale of Investments	-
Net Change in Unrealized Depreciation on Investment Securities	(215,825)
Purchases	-
Sales	-
Balance End at December 31, 2020	$ 693,111
Dividend Income	$ -

MicroCap Fund

Coffee Holding Company, Inc.
Balance Beginning at December 31, 2019	$ 398,194
Net Realized Gain on Sale of Investments	-
Net Change in Unrealized Depreciation on Investment Securities	(66,015)
Purchases	32,598
Sales	-
Balance End at December 31, 2020	$ 364,777
Dividend Income	$ -

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Ancora Advisors LLC to manage the Funds’ investments.  The Ancora Group, Inc. is the parent company of the Advisor. Ancora Holdings Inc. is the parent company to The Ancora Group, Inc. Under the terms of the Investment Advisory Agreement, (the “Agreement”), the Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board.  The Advisor makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions.  As compensation for management services, the Income Fund, Small-Mid Cap Fund, and MicroCap Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. Effective October 1, 2020, the management fee payable to the Advisor of the Income Fund has been reduced to an annual rate of 0.50% of the average daily net assets. As compensation for management services, the Dividend Value Equity Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.   For the year ended December 31, 2020, the Advisor earned fees of $211,156 from the Income Fund, $1,185,411 from the Small-Mid Cap Fund, $119,173 from the MicroCap Fund, and $172,849 from the Dividend Value Equity Fund. At December 31, 2020, payables to the

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

Advisor were $14,052, $114,552, $11,075, and $13,559 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Dividend Value Equity Fund, respectively.

The Advisor has contractually agreed to waive management fees in order to limit total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions and the cost of acquired fund fees and expenses) for the Income Fund to 1.285% for Class I shares until May 1, 2021, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2020, the Advisor waived management fees of $60,509 for the Income Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Small-Mid Cap Fund to 1.39% for Class I shares and 1.00% for Class S shares until May 1, 2021, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2020, the Advisor waived management fees of $100,935 for the Small-Mid Cap Fund Class S shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the MicroCap Fund to 1.60% for Class I shares until May 1, 2021, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2020, the Adviser waived management fees of $43,981 for the MicroCap Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Dividend Value Equity Fund to 1.00% for Class I shares until May 1, 2021, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2020, the Adviser waived management fees of $76,529 for the Dividend Value Equity Fund Class I shares.  The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. No recoupment will occur except to the extent that the Funds’ expenses, together with the amount recovered, do not exceed the applicable expense limitation within the same fiscal year.

The Funds have entered into an Administration Agreement with The Ancora Group, Inc., an affiliate of the advisor. Pursuant to the Administration Agreement, each of the Funds will pay an administration fee equal to 0.10% of average net assets of each Fund monthly.  Under the Administration Agreement, The Ancora Group, Inc. will assist in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities and Exchange Commission, coordinate the filing of tax returns, assist with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitor the Funds’ expense accruals and pay all expenses, monitor the Funds’ sub-chapter M status, maintain the Funds’ fidelity bond, monitor each Funds’ compliance with such Funds’ policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assist in the Funds’ operations.  For the year ended December 31, 2020, The Ancora Group, Inc. earned $23,492 from the Income Fund, $118,541 from the Small-Mid Cap Fund, $11,917 from the MicroCap Fund, and $23,047 from the Dividend Value Equity Fund.  As of December 31, 2020, The Ancora Group, Inc. was owed $1,668, $11,930, $899, and $2,385 by the Income Fund, Small-Mid Cap Fund,

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (Continued)

December 31, 2020

MicroCap Fund, and Dividend Value Equity Fund, respectively, for administrative services.

The Trust retained Arbor Court Capital LLC (the “Distributor”), to act as the principal distributor of its shares.  The Distributor charges $8,000 per year for its services which is paid by the Advisor. Arbor Court is an affiliated entity to the Trust’s transfer agent and fund accountant. Pursuant to the Shareholder Services Agreement with The Ancora Group, Inc., each of the Funds will pay a shareholder service fee equal to 0.01% of average net assets of the Class I Shares.

Certain officers of the Trust are also officers or employees of the Advisor or its affiliates. They receive no fee for serving as officers of the Trust.

NOTE 5. INVESTMENTS

For the year ended December 31, 2020, purchases and sales of investment securities, other than short-term investments, in-kind purchases and sales, and short-term U.S. Government obligations were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Purchases
U.S. Government Obligations	$ 1,244,170	$ -	$ -	$ -
Other	$ 17,792,757	$ 90,931,168	$ 2,381,352	$ 7,287,574

Sales
U.S. Government Obligations	$ 244,404	$ -	$ -	$ -
Other	$ 28,199,822	$100,154,336	$ 9,319,231	$ 2,067,492

At December 31, 2020, the costs of securities for federal income tax purposes were $18,836,808, $108,269,066, $10,477,144, and $23,297,334 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Dividend Value Equity Fund, respectively.

As of December 31, 2020, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Gross Appreciation	$ 1,368,162	$ 38,714,160	$ 2,290,796	$ 6,031,451
Gross (Depreciation)	(214,138)	(2,778,469)	(2,103,384)	(446,651)
Net Appreciation (Depreciation) on Investments	$ 1,154,024	$ 35,935,691	$ 187,412	$ 5,584,800

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2020

The difference between book and tax unrealized is mainly attributable to the tax deferral of wash sales and return of capital from underlying investments.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during year ended December 31, 2020 is as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Ordinary income	$ 794,715	$ 512,292	$ -	$ 326,833
Long-term capital gain	-	-	-	13,396
Return of capital	603,878	-	-	-
	$1,398,593	$ 512,292	$ -	$ 340,229

The tax character of distributions paid during year and period ended December 31, 2019 is as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Ordinary income	$1,378,494	$ 125,325	$ 119,089	$ 162,823
Long-term capital gain	17,689	-	161,666	-
Return of capital	541,444	45,605	-	-
	$1,937,627	$ 170,930	$ 280,755	$ 162,823

As of December 31, 2020, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term. The Small-Mid Cap Fund utilized $1,541,848 of its capital loss carryforward during the year ended December 31, 2020.

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Short-Term Capital Loss Carry Forward	$ (879,064)	$ -	$ (141,845)	$ (632,149)
Long-Term Capital Loss Carry Forward	(1,037,355)	-	(3,550,275)	-
Total Capital Loss Carry Forward	$(1,916,419)	$ -	$(3,692,120)	$ (632,149)

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2020

As of December 31, 2020, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Dividend Value Equity Fund
Accumulated undistributed ordinary income (loss)	$ -	$ 130,854	$ -	$ 69,156
Accumulated undistributed capital gain (loss)	-	439,219	-	-
Other accumulated losses	(1,916,419)	-	(3,692,120)	(632,149)
Unrealized appreciation (depreciation)	1,154,024	35,935,691	187,412	5,584,800
	$ (762,395)	$ 36,505,764	$(3,504,708)	$ 5,021,807

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, National Financial Services, LLC. owned, for the benefit of its customers, the following percentages of the outstanding shares:

Income Fund	70.78%
Small-Mid Cap Fund	46.52%
MicroCap Fund	68.82%
Dividend Value Equity Fund	61.84%

As of December 31, 2020, Charles Schwab & Co., Inc. owned, for the benefit of its customers, the following percentages of the outstanding shares:

Dividend Value Equity Fund	30.17%

NOTE 8. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2020

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

FINANCIAL REVIEW

Ancora Trust

Additional Information

December 31, 2020

PORTFOLIO HOLDINGS DISCLOSURE POLICY (UNAUDITED)

The Funds’ disclose their portfolio holdings in the following manner:  (i) the funds file complete schedules of portfolio holdings with the Commission for the first and third quarter each year on Form N-PORT; (ii) the Funds’ form N-PORT are available on the Commission website at http:www.sec.gov and in annual and semi-annual reports to shareholders’ (iii) the Funds’ Form N-PORT may be reviewed and copied at the Commission Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; (iv) on the Funds’ internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter’ and (v) is available upon request by contacting the Funds in writing or by phone.

PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12 month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 626-2672; and (2) from the Funds’ documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

FINANCIAL REVIEW

Ancora Trust

Additional Information

December 31, 2020

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ancora Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020
Actual
Class I	$1,000.00	$1,104.04	$6.80
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,018.68	$6.542
*Expenses are equal to the Fund’s annualized expense ratio of 1.285%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FINANCIAL REVIEW

Ancora Trust

Additional Information

December 31, 2020

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED) (CONTINUED)

Ancora/Thelen Small Mid-Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020
Actual
Class I	$1,000.00	$1,370.53	$7.45
Class S	$1,000.00	$1,371.39	$5.96
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,018.85	$6.34
Class S	$1,000.00	$1,020.11	$5.08
* Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ancora MicroCap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020
Actual
Class I	$1,000.00	$1,331.30	$9.38
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,017.09	$8.11
* Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ancora Dividend Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
Fund	July 1, 2020	December 31, 2020	July 1, 2020 to December 31, 2020
Actual
Class I	$1,000.00	$1,225.50	$5.59
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,020.11	$5.08
* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TRUSTEES & OFFICERS

TRUSTEES & OFFICERS (UNAUDITED)

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Funds.

Name, Address and Age	Position(s) Held with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Independent Trustees:
Frank J. Roddy 29500 Solon Road Solon, OH 44139	Trustee	Since April 30, 2019	Retired Executive Vice President of Finance and Administration at Swagelok Company from 2012 until 2018.	5

Member of: Board of Cleveland Central Catholic High School; Former Northeast Ohio Alumni Advisory Board for Ernst & Young; Former Cleveland Advisory Board of FM Global; Former Conrad Companies Board of Advisors; Former VEC Inc. Advisory Board; and Former Swagelok Company Advisory Board.

60

Jennifer A. Rasmussen	Trustee	Since April 30,	Chief Operating Officer of FSM Capital Management, LLC, since July 2007.	5	None.
6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 46		2019

Cindy Flynn 1801 East 9th Street Cleveland, OH 44114	Trustee	Since April 30, 2019	Chief Marketing and Communications Officer of Union Home Mortgage Corp., a full service mortgage company with annual lending over $5 billion, 2019 – present; previously, Executive Vice President and Chief Administrative Officer of New York Community Bancorp, Inc.	5

Board Member of Union Home Mortgage Advisory Board; Greater Cleveland Sports Commission; University Hospitals Cleveland Medical Center; Rainbow Babies & Children’s Foundation; Western Reserve Historical Society; and the Recreation League of Cleveland

56

Frank DeFino	Trustee	Since June 2014	President and owner of AJD Holding Co. (private equity firm) from 1976 to the present.	5	None.
2181 Enterprise Parkway Twinsburg, OH 44087 66

(1)   Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor, (ii) mandatory retirement age of 75, or (iii) the date the trustee dies, resigns or is removed.

For the year ended December 31, 2020, trustees, Frank DeFino, Frank J. Roddy, Jennifer A. Rasmussen, and Cindy Flynn, were each paid a fee of $14,000.

TRUSTEES & OFFICERS

TRUSTEES & OFFICERS (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Interested Trustee:
John Micklitsch (2) 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 51	Trustee	Since April 30, 2019	Chief Investment Officer of Ancora Advisors LLC since 2011; Chief Investment Officer of Ancora Group, Inc. since 2011; Chief Investment Officer of Ancora Holdings Inc. since 2015; Member of the Executive Committee of the Ancora entities since 2010.	5	Board Member of Biltmore Trust
Officers:
Joseph M. Spidalieri 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 42	Chief Compliance Officer	Since March 1, 2011	Chief Operating Officer of Ancora Holdings Inc. since 2017; Chief Operating Officer of Ancora Advisors LLC since 2017; Chief Compliance Officer of Ancora Advisors LLC until 2017; Chief Compliance Officer of The Ancora Group Inc. since 2011; Chief Compliance Officer of Ancora Holdings Inc. since 2015; Director of Compliance of Ancora Securities, Inc. and Ancora Capital Inc. from 2011 to 2012	5	None.
Bradley A. Zucker 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 47	President & Treasurer Secretary	Since December 4, 2017 Since November 15, 2003	Chief Financial Officer of Ancora Advisors LLC since 2003; Chief Financial Officer of The Ancora Group Inc. since 2010; Chief Financial Officer of Ancora Holdings Inc. since 2015; Chief Financial Officer and Director of Ancora Securities, Inc. from 2001 to 2012; Chief Financial Officer of Ancora Capital Inc. from 2002 to 2012; member of the Executive Committee for the Ancora entities until 2016	5	None.

(1)   Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor, (ii) mandatory retirement age of 75, or (iii) the date the trustee dies, resigns or is removed.

(2) John Micklitsch is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with Ancora Advisors LLC.

PRIVACY POLICY

FACTS	WHAT DOES ANCORA TRUST (“ANCORA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information may include, but is not limited to, the following:

●    Social security number                   ●    Account Numbers

●    Risk tolerance                                 ●    Wire transfer instructions

●    Income                                            ●    Contact Information

●    Transaction history                         ●    Investment Experience

●    Assets                                              ●   Account Balances

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ancora chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Ancora Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Pandemic response

All medical information confidential (42 U.S.C. § 12112(d)(3)(B) and 12112(d)(4)), including information related to symptoms of COVID-19 or a diagnosis of COVID-19. This includes all test results, temperature screening logs, questionnaires, and other medical information being obtained. Temperature screening machines and other protective measures may be used at our business locations to protect clients and employees from transmitting illnesses. Only employees with a need to know will have access to client’s medical information. Employees will be trained on the collection and protection of client information.

Questions?	Call Joseph Spidalieri at (216) 593-5007

PRIVACY POLICY

Page 2 Privacy Policy
Who we are

Ancora Trust	Ancora Trust is the Trust of the Ancora Mutual Funds.
What we do

How does Ancora protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Ancora collect my personal information?

We collect your personal information, for example, when you

▪

Open an account

▪

Seek financial advice

▪

Make deposits or withdrawals from your account

▪

Tell us about your investment or retirement portfolio

▪

Give us your employment history

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪

sharing for affiliates’ everyday business purposes—information about your creditworthiness

▪

affiliates from using your information to market to you

▪

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ancora does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ancora does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ancora does not jointly market.

This Page Was Left Blank Intentionally

This Page Was Left Blank Intentionally

TRUSTEES

Frank J. Roddy

Jennifer A. Rasmussen

Cindy Flynn

Frank DeFino

John Micklitsch

OFFICERS

Bradley Zucker, President, Treasurer, & Secretary

Joseph Spidalieri, Chief Compliance Officer

INVESTMENT ADVISOR

Ancora Advisors LLC

6060 Parkland Boulevard, Suite 200
Cleveland, Ohio 44124

DISTRIBUTOR

Arbor Court Capital LLC

8000 Town Center Drive, Suite 400

Broadview Heights, Ohio  44147

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

McDonald Hopkins LLC

2100 Bank One Center

600 Superior Avenue E.

Cleveland, Ohio  44114

CUSTODIAN

U.S. Bank N.A.

425 Walnut Street

Cincinnati, Ohio  45202

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

The Funds’ Statement of Additional Information includes additional information about the Funds and is available upon request at no charge by calling the Fund.

Distributed by Arbor Court Capital LLC Member FINRA/SIPC

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

The Code of Ethics was updated in August 2008 to comply with updated Rule 17j-1.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please send requests to:  Ancora Trust, Attn: Compliance, 2000 Auburn Drive, Suite 420, Cleveland, OH 44122

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  This is because the experience provided by the members of the audit committee together offers adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Ancora Securities

FY 2020

$ 43,000

$ N/A

FY 2019

$ 54,710

$ N/A

(b)

Audit-Related Fees

Registrant

Adviser

FY 2020

$ 1,200

$ N/A

FY 2019

$ 0

$ N/A

Nature of the fees:  Consent estimate.

(c)

Tax Fees

Registrant

Adviser

FY 2020

$ 10,000

$ N/A

FY 2019

$ 12,500

$ N/A

Nature of the fees:  1120-RIC estimate per engagement letter.

(d)

All Other Fees

Registrant

Adviser

FY 2020

$ N/A

$ N/A

FY 2019

$ N/A

$ N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

N/A  %

N/A %

Tax Fees:

N/A  %

N/A %

All Other Fees:

N/A  %

N/A %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2020

$ N/A

$ N/A

FY

2019

$ N/A

$ N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ancora Trust

By /s/ Bradley Zucker

     Bradley Zucker

     President, Treasurer and Secretary

Date: March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Bradley Zucker

     Bradley Zucker

     President, Treasurer and Secretary

Date: March 3, 2021